united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Jen Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Semi-Annual Report
May 31, 2018

1-844-663-7871
www.moerusfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund
Semi-Annual Shareholder Letter: Six Months Ended May 31, 2018

Dear Fellow Investors:

It is our pleasure to update you on recent developments regarding the Moerus Worldwide Value Fund (the “Fund”). In this Semi-Annual Shareholder Letter covering the six months ended May 31, 2018, we will discuss Fund performance, new investments made since we last wrote to you, and our ongoing efforts to remain focused on bottom-up fundamentals amid top-down uncertainty.

We thank you very much for your support, and as always, we welcome any feedback that you might have.

Fund Performance (as of May 31, 2018)*

			Since Inception**
Fund/Index	6-Months	1-year	Cumulative	Annualized
Moerus Worldwide Value Fund - Class N	-4.94%	-0.05%	22.75%	10.79%
Moerus Worldwide Value Fund - Institutional Class	-4.83%	0.22%	23.36%	11.07%
MSCI AC World Index Net (USD) ***	1.72%	11.84%	31.44%	14.65%

*	Performance data quoted is historical, and for the fund is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moerusfunds.com for most recent month end performance.

Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% for Class N and Institutional Class Shares, respectively.

Macro and Geopolitical Storm Clouds Gather…

As always, the Fund’s performance data is noted simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon, of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. As we have mentioned in recent Shareholder Letters, we view our short-term results, during both good times and bad, as incidental to our goal of achieving attractive risk-adjusted performance and outperforming relevant benchmarks over the long term. With that said, the Fund performed poorly during the first half of Fiscal 2018. To summarize the recent performance from our perspective in a few words, we’d characterize it as both frustrating and encouraging at the same time.

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It is frustrating in the sense that macroeconomic and geopolitical concerns dominated the narrative, overshadowing what we believe in many cases to be favorable business-level developments and solid, attractive long-term business fundamentals across much of the Fund’s portfolio. Among the many macro and geopolitical flashpoints: increasingly inflammatory rhetoric surrounding tariffs and a potential “trade war”; concerns about potentially slowing growth in China; rising interest rates and tightening U.S. monetary policy under a newly hawkish Federal Reserve; a rapid depreciation in the Argentine peso; a disruptive trucker strike and political uncertainty given looming elections in Brazil; and the formation of a populist government in Italy, just to name a few. Against this backdrop, many of the Fund’s emerging market investments declined during the first half, reflecting the considerable pressure that emerging market stocks and currencies have recently come under. In particular, the Fund’s eight holdings in Latin America, which in aggregate made up 18.8% of the Fund’s assets as of the end of the half, constituted the largest detractor from performance.

Other negative contributors to the Fund’s performance during the first half included the Fund’s two Italian holdings (Mediobanca SpA and UniCredit SpA), which declined as the market reacted negatively to the perception of increased political risk, disregarding what we see as solid performance in the fundamentals of each business. Also, the following is just conjecture, but the numerous newly-emerging macro and geopolitical threats that have fueled a return of volatility seem to have also led to market overreactions to short-term results, even more so than is usually the case in a short-term oriented market. Specifically, there have been what we see as excessively negative reactions to quarterly results even in cases in which the businesses in question are taking concrete steps to unlock value through asset sales and simplifications of previously complex corporate structures (examples include Jefferies Financial Group and HRG Group). Finally, what we haven’t done has continued to make us look bad relative to benchmarks for the time being. Namely, we haven’t invested in large-cap technology stocks that we view, generally speaking, as overpriced. These pricy tech stocks have continued to enjoy strong performance and many investors continue to plow money into the perceived “safety” of names that have worked well recently. As we discussed in our previous Shareholder Letter, we remain focused on avoiding what we see as excessive price risk assumed by overpaying for blue-sky growth projections, even if it means that the Fund’s short-term performance lags that of tech-heavy benchmarks.

…But With a Silver Lining

It’s always unpleasant to endure periods of negative performance. This is especially the case when share price declines are due primarily to circumstances beyond the control of the respective businesses, many of which seem, to our eye, to be doing the right things and developing nicely. But while frustrating, as long-term, price-conscious investors we have found recent events to also be encouraging.

Why? None of the “top-down” events have altered any of the long-term, fundamental attractions of the investment theses for each of the Fund’s investments. In many cases, much of the short-term noise that has driven declines seems, to us, largely irrelevant to the bigger-picture, longer-term investment cases. In other cases such as those of many of the Fund’s Latin American holdings and its two Italian holdings, recent business results and developments have actually been positive and improving, external geopolitical uncertainties notwithstanding. Later, we will

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return to two Latin American holdings in the portfolio which were among the largest negative contributors to performance despite what we see as still-attractive longer-term fundamentals.

Given our long-term approach, we are investing not for this quarter or next quarter, but for the next five years and beyond. We do not forecast what might happen in the short-term, simply because we believe that doing so successfully is extremely difficult if not impossible. We do not try to time the market. Instead, we search for investment opportunities at valuations that we believe offer compelling risk-adjusted returns over a full business cycle. All else equal, provided that our investment thesis holds and unfolds over time in a way that we view favorably, we are happy to hold these businesses for the long haul. If short-term volatility creates opportunities for us to increase our positions at cheaper prices, all the better. In our experience, short-term market volatility in times of great macroeconomic or geopolitical uncertainty – such as the Asian Financial Crisis in the late 1990s, the bursting of the dot-com bubble in 2000, the Global Financial Crisis in 2008-2009, and the European Sovereign Debt Crisis, to name a few – sometimes provides what turn out to be some of the best long-term investment opportunities. From that standpoint, we are excited to invest in what we believe to be the Fund’s most attractive opportunities at even more discounted prices. In fact, during the first half of the Fund’s Fiscal 2018 (six months ended May 31, 2018) we added to 25 of the 38 positions that the Fund began its Fiscal Year with.

Investment Activity in the Fund

In addition to increasing our allocation to most of our existing positions, during the first half of the Fund’s Fiscal 2018 (six months ended May 31, 2018), we initiated three new positions in the Fund. As of period-end, the Fund’s portfolio included 41 holdings. The Fund also held roughly 9.0% of its assets in cash, which we believe will allow us to quickly respond if and as further market volatility provides us with new investment opportunities or an opportunity to add further to existing holdings. The three new positions purchased in the Fund – Aspen Insurance, Shinsei Bank, and Tidewater – operate in different industries, but share a couple of general attributes. We would be happy to own all three of these businesses for years to come as going-concern businesses, given what we view as quite modest purchase prices, but all three also have the potential to unlock value via non-earnings related means, whether it be as a takeover candidate, through share repurchases at steep discounts to intrinsic value, or through participation in consolidation and rationalization of industry structure.

Aspen Insurance Holdings Limited is a Bermuda-based, global provider of specialty insurance and reinsurance. Aspen was founded in 2002 in response to strong demand for new insurance following the 9/11 terrorist attacks. For most of its history, Aspen has compiled a good underwriting track record under the leadership of CEO Chris O’Kane. However, the company stumbled in 2017, owing primarily to record natural catastrophe claims driven by hurricanes Irma, Harvey and Maria, in addition to wildfires in California. Additionally, Aspen’s recent efforts to expand its primary insurance business have resulted in bloated expense levels and unexpected underwriting losses. As a result of these missteps, Aspen’s common stock fell nearly 25% in 2017, a decline that naturally attracted our attention given the sound long-term record.

While Aspen was struggling in 2017, two of its peers, Validus Holdings and XL Group were negotiating sales of their companies at very attractive prices for shareholders (at around 1.5 times book value). This added to pressure on Aspen’s management to improve its financial

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performance and/or consider strategic alternatives. Notably, back in 2014 Endurance Specialty Holdings had offered to acquire Aspen for $49.50 per share and the proposal was rejected by Aspen’s Board of Directors. Following the missteps of 2017 that eventually drove the stock price below $40, the market’s dissatisfaction with management, understandably, seemed to intensify. On the company’s most recent conference call, O’Kane acknowledged that the Board of Directors is very open-minded and considering all options to create shareholder value. The Fund’s purchase price of Aspen stock at around book value represents a significant discount to recent industry transaction multiples and to the price offered for the business in 2014.

While a strategic transaction, such as a merger, would probably result in an attractive return for the Fund, it is important to note that this is not integral to our investment thesis. We would also be happy to be long-term investors in Aspen given the modest price at which we acquired our shares, as we expect that the business performance will return to historical levels. Aspen’s first quarter was encouraging in this regard as the company returned to profitability, despite a still-elevated level of weather events, and took advantage of an attractive reinsurance market to significantly reduce its exposure to the upcoming hurricane season.

Shinsei Bank, Ltd. was formed in 2000 by an investment group led by U.S.-based Ripplewood Holdings as the successor to Long-Term Credit Bank (“LTCB”) of Japan. LTCB was a major Japanese development bank which had been set up during the post-war period to provide long-term financing for the development of Japanese industry. The bank was nationalized in 1998 because it had accumulated a massive portfolio of non-performing loans. After cleaning up its loan book, the company went public in 2004 at a level that was nearly 2 times its then book value and 3 times the stock’s current price. Armed with capital and a rich stock price but without the core LTCB business, which depended on the government monopoly on the issuance of many long-term debt securities, Shinsei made several acquisitions to diversify into consumer banking and structured lending, including, most notably, General Electric’s consumer finance business.

The total amount spent on these acquisitions was more than 150% of Shinsei’s current market cap. In retrospect, the timing of the acquisitions was very poor, and the company experienced a significant increase in its stock of non-performing loans between 2009 and 2011, necessitating a bail-out by the Japanese government in 2011. In recent years, Shinsei has taken on a “persona” completely different from the more typical, nationwide Japanese banks that are focused on industrial and commercial lending. Under the leadership of current CEO Hideyuki Kudo, the company’s performance has improved. Shinsei is focused on growing its unsecured (consumer) loan and structured finance businesses, as the Bank of Japan’s current negative interest rate policy makes traditional banking very difficult. Shinsei’s unsecured lending business is a large, growing, and high-margin business, with net interest margins in the low teens.

What struck us was the unusual cheapness of the stock, given the company’s attractive business mix and strong capital position. Shinsei trades at just 8 times earnings and a 47% discount to its tangible book value. Interestingly, many pure play unsecured consumer lending competitors in Japan currently trade at anywhere from 1.5 to over 2 times book value – a massive premium to the multiple at which the more diversified Shinsei trades – despite the other consumer finance companies having accounting practices that we believe to be more aggressive. Further, the company is well capitalized with a 12.2% Tier 1 Common Equity Ratio. Credit quality is also

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very strong with a gross NPL ratio of 1.5%, down from a peak of more than 9% in 2011 and a very conservative coverage ratio of 135%.

It is true that many other banks in Japan are statistically cheap and well capitalized. However, we believe that Shinsei is particularly attractive because management and the Board are heavily incentivized to get the stock price higher. The two largest shareholder groups, the Japanese government and Chris Flowers (who is on the Board) and his hedge funds, who collectively own about 40% of the outstanding shares, have been shareholders for roughly 10 years and appear to be keen on generating a return on their investment. Additionally, Dalton Investments, an activist investor, owns about 5% and has been publicly advocating for a massive share repurchase. The company appears to be listening to some degree, having repurchased 5% of its shares over the last two years and recently announcing the intention to repurchase a further 3%.

Large share repurchases at significant discounts to book are likely to, over time, increase book value per share and perhaps help close the current discount to book. However, with the government still the largest shareholder as they wait for a higher stock price, Shinsei is limited in its ability to reduce its capital position. The company thus finds itself in a bit of a holding pattern in which it gradually buys back shares to close the discount, while at the same time needing to maintain its overly strong capital position. Perhaps lacking “instant gratification” for short-term investors in need of a near-term catalyst, Shinsei shares seem to be trading at a steep discount for non-fundamental reasons, despite an attractive business mix. For us, the long-term investment case seems quite attractive.

Tidewater Inc., based in Houston, Texas, is an offshore oil and gas services provider. Owning and operating one of the largest fleets of offshore service vessels (“OSVs”) in the world, Tidewater has over 60 years of experience supporting offshore energy exploration and production activities worldwide. The company provides services including towing and anchoring mobile rigs, transporting crews and supplies, assisting in offshore construction projects and performing numerous marine support services.

The past four years or so have been brutal for Tidewater and for the OSV industry in general. In this business, revenues are directly related to offshore oil exploration and production activity. Needless to say, the collapse in crude oil prices from over $110 per barrel in mid-2014 to below $30 less than two years later hit the industry extremely hard. Suddenly finding themselves in survival mode, many oil companies dramatically cut back on their production and especially exploration activities. For the OSV industry, this meant that demand for its support vessels and services essentially fell off a cliff – and revenues collapsed as many services companies began to compete for projects with more aggressive day rates. Since then, oil prices have gradually begun to recover, but production from unconventional sources, namely onshore shale oil in the U.S., has increased steadily as shale operators, out of necessity, have wrung out costs and reduced the prices at which producing becomes economic. For producers forced to do some serious belt-tightening over the past four years, shale oil activities have become preferred investments as compared to offshore projects that often tap much larger and longer-lasting resources, but which require significantly more upfront capital expenditure, complex engineering and long lead-times to get to production. As a result of these developments, offshore activity has suffered. The overall working offshore rig count, a primary driver of OSV demand, is down roughly 40% since mid-2014.

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While demand is extremely depressed, the supply side of the OSV market is no better. The OSV industry is extremely fragmented, with many small owners of few vessels contributing to massive overcapacity. Combined with demand destruction, this has resulted in average day rates which have declined by over 50% since 2014, putting most of the OSV industry into severe distress. In our view, the industry would benefit significantly from consolidation or meaningful capacity rationalization. We first wrote about our interest in the OSV space in the Fund’s November 2016 Shareholder Letter in the context of another Fund holding, Aker ASA. Aker participated in a recapitalization of an OSV company, Solstad Offshore, in an attempt to drive consolidation in the industry. Since then, what is now Solstad Farstad has in fact completed a couple of transactions, but it will take much more consolidation to move the needle.

While Aker provided us with an intriguing indirect investment in the highly depressed OSV industry, Solstad Farstad represented only a small portion of Aker’s value. Unfortunately, virtually all of the pure play OSV companies, including Tidewater, had highly leveraged, distressed balance sheets. However, fast forward to mid-2017: Tidewater’s debt burden became unsustainable, and it was forced to restructure via a prepackaged bankruptcy. With much of the pre-existing debt converted to new equity and warrants, Tidewater emerged in August 2017 with what is clearly one of the strongest, if not the strongest, balance sheets in the entire OSV industry. The company is virtually net debt-free, with $445 million in cash against $448 million of debt, and has no meaningful debt maturities until 2022. Tidewater, unlike most of its peers, now boasts the staying power to navigate through the current industry depression, potentially consolidate or acquire heavily discounted vessels from distressed peers, and position itself to benefit disproportionately in the event of an eventual recovery in the OSV market.

Tidewater shares most recently traded at a discount to reported book value, which in turn reflects asset values that have been written down by nearly 70% as a result of fresh start accounting. While the accounting write-downs understandably reflect extremely depressed current industry conditions, they value Tidewater’s ships at a material discount to what they could potentially sell on the secondary market today, and at a much greater discount to the actual construction cost of the vessels. In some cases, ships recently built and delivered to Tidewater are being carried on the books at 30-40% of their construction cost. At such a beaten-down valuation, we believe the upside potential is considerable if offshore activity and OSV demand eventually recover. This seems reasonably probable to us given that offshore production still accounts for over 25% of global oil production, yet has suffered from significant underinvestment in recent years that we expect will require catch-up spending at some point. Further, if the OSV industry structure becomes less fragmented due to M&A or distressed players going out of business, the potential for improved pricing and value creation could be meaningful.

Fundamentals-Based Investing Amid Macro and Geopolitical Angst

At Moerus, we practice an unconstrained, benchmark-independent investment approach that focuses on long-term, deep value opportunities. Truly compelling bargains usually become available because for whatever reason, they are unpopular at that point in time. The reason might be a poor or uncertain short-term outlook for a given geographic market (e.g., Brazil) or industry (e.g., the OSV space), or perhaps the company itself fell out of favor with the market due to disappointing quarterly earnings (e.g., Aspen) or some management misstep. Whatever the specific reason, our insistence on what we believe to be deeply discounted valuations

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typically involves buying what is unloved by the market today. Further, such negative sentiment often does not improve overnight, but instead tends to linger for some time until either the actual business conditions or market perception affecting the investment improves.

As a result, our investment approach can and will endure periods of relative underperformance at times. Based on our experience, we believe that this is particularly apt to occur in an environment in which most investors are rewarded for continuing to buy what is fashionable and perceived to be safe, while choosing to eschew investment opportunities that may be characterized by perceived discomfort and uncertainty in the present, even if they boast attractive long-term prospects. From our perspective, this dynamic is somewhat ironic. Popular stocks are often bid up because they are perceived to be “safer” and “high-quality.” But in many cases those perceptions are clouded by recency bias. That is, stock market participants are swayed by and take comfort in strong recent results, tend to extrapolate these recent results into the future and, in effect, chase performance. The FAANG stocks1, once again, come to mind.

The irony is, as we have discussed at length in recent Shareholder Letters, we believe that bidding up these “comfort stocks” to unattractively high valuations actually increases an investor’s risk going forward. On the other hand we believe that, all else equal, paying a lower price reduces downside risk. While this seems intuitive, in practice many investors tend to continue doing what has worked recently for them, even if circumstances have changed (e.g., much higher prices) and upside potential is diminished. At Moerus, one of the most important factors that we consider with each investment is the potential purchase price. This price-consciousness often leads us to invest in areas that may cause discomfort to some, which can expose us to periods of short-term stock price volatility in times when market sentiment turns skittish. Short-term markets are extremely unpredictable, prone to countless influences, including macroeconomic and geopolitical ructions. That’s fine with us. While never enjoyable in the moment, in our experience short-term volatility and market angst have ultimately proven to be friend more often than foe, providing some very interesting investment opportunities over the long run.

There were certainly plenty of macroeconomic and geopolitical ructions to go around over the first half of 2018. Increased downside volatility, though often helpful for value investors like ourselves in the long run, can nonetheless be unsettling in the short run, and at times it may be difficult to remain focused on the big picture, particularly amid the current age of information overload. But to us, there is little utility in attempting to forecast or base investment decisions upon forecasts of macroeconomic or geopolitical events, simply because it’s extremely difficult to do correctly, with a great enough frequency to make the exercise worth it. Instead, we try to remain focused on the long-term, fundamental merits of each investment and the portfolio as a whole. Of course the fundamental factors will vary on a case-by-case basis, but will always include valuation – preferably a deep discount to a conservative estimate of intrinsic value – and survivability or staying power, with capital preservation always a priority. Before briefly highlighting some of the fundamentals of two Fund holdings whose stock prices have been punished due primarily to recent macro and geopolitical turmoil, it’s worth emphasizing an important distinction: although we are bottom-up investors who do not forecast macroeconomic variables, we always consider the broader macroeconomic landscape relevant

[1]	FAANG is a commonly used acronym for five of today’s largest, most popular technology stocks in the market: Facebook, Apple, Amazon, Netflix, and Google (i.e., Alphabet, Inc., which is the listed holding company that owns Google).

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to any potential investment, with a particular focus on the potential risks to the long-term survivability of the business. For us, this is a crucial component of risk management.

Latin America

As noted earlier, the Fund’s eight Latin American investments, in aggregate, were the largest detractor from performance during the first half. Among this group, BR Properties and Arcos Dorados were down 38% and 25% in U.S. dollar terms, respectively, during the six months under review. This occurred despite what we see as encouraging fundamental developments at the actual business level, as well as compelling longer-term investment cases for each company. We outlined the primary attractions of the BR Properties investment case in detail in the Fund’s November 2017 Shareholder Letter. In short, the company, which has an impressive track record of acquiring commercial properties at attractive yields, has been taking advantage of the depressed Brazilian economy and the collapse in office rents by acquiring high quality office properties at seemingly modest prices, positioning itself well in the event that the Brazilian economy eventually recovers. Further, the company is controlled by GP Investments, a local, long-tenured private equity firm with a solid investment track record. GP actually co-founded BR Properties, built it up, brought it public, and sold it in 2012 at near the peak in Brazil’s property market. GP’s interest in BR Properties is backed by sovereign wealth fund Abu Dhabi Investment Authority, a long-term investor with deep pockets that should serve to reinforce the company’s staying power. The stock is currently trading at over a 30% discount to tangible book value, which in turn reflects cyclically depressed property values.

None of the key attributes noted above have fundamentally changed. In fact, management recently noted some initial signs of a recovery in the São Paulo office market. Of course the current macro and political uncertainty may delay the recovery temporarily, but longer-term we believe Brazil is likely to recover from current conditions which are very depressed from a historical standpoint. While the Rio de Janeiro office market remains weak, longer-term it should benefit from a recovery by Petrobras and the offshore oil services industry, both of which are large tenants in the city. Finally, over the past several months the company has sold two of its smaller buildings, one in line with book value and one representing a small gain despite a very weak current market. Again, by comparison the stock price currently represents a greater than 30% discount to a cyclically depressed tangible book value.

Arcos Dorados, the largest McDonald’s franchisee in the world and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, was also discussed in the November 2017 Letter. During the month of May – when the value of the Argentine peso depreciated by nearly 18% against the U.S. dollar, prompting the government to seek a credit line from the International Monetary Fund – Arcos Dorados stock fell sharply, seemingly in sympathy with other businesses that the market associates with Argentina. But while it is true that its corporate head office is located in Buenos Aires, the company’s Brazilian operations, which generate roughly 45% of revenue and nearly 60% of operating cash flows, make up by far the largest component of the overall business, which is further diversified across the rest of Latin America. It is true that depreciating domestic currencies in Argentina and Brazil result in negative optical effects on the company’s financial statements, which are reported in U.S. dollars, because the local currencies that the business generates translate into fewer dollars. However, a risk that would be much more significant to the proper longer-term functioning of the business – currency mismatches between revenues and costs, or between assets and

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liabilities – seem quite manageable, in our view. Specifically, the large majority of Arcos Dorados’ operating costs are denominated in local currencies, providing a natural hedge in the event of currency declines, and management also hedges some of the modest remaining exposure when it is appropriate and cost-effective. Finally, about half of the company’s U.S. dollar debt is hedged against the Brazilian Real, which makes sense given Brazil generates over half of cash flows. Thus from our standpoint, Arcos Dorados’ stock price decline could be attributed more to poor macroeconomic headlines and “guilt by association,” rather than lasting business deterioration.

On the contrary, in its first quarter 2018 results Arcos Dorados reported strong comparable sales growth, increased market share, and rising profit margins as many costs were kept at or below the rate of inflation. While the currently adverse macroeconomic picture might very well slow Arcos Dorados’ business momentum due to potential knock-on, negative effects on disposable incomes and consumer spending, we view any such impact as likely to be cyclical and temporary. More importantly, in our view the long-term investment case remains strong (even more so at a lower stock price). Arcos Dorados serves a region of over 600 million people with a population of middle class consumers that is projected to grow substantially in coming decades. The company appears well-positioned to continue to take market share from informal, mom-and-pop competitors in a quick serve restaurant market in which chains’ penetration is quite low as compared to elsewhere in the world. Arcos benefits from the iconic McDonald’s brand, its balance sheet has strengthened considerably in recent years, and the stock continues to trade at material discounts to comparable businesses in the region and around the world, despite what we view in many cases to be superior growth prospects.

In summary, the weak recent performance of several of our holdings doesn’t dishearten us, but rather makes us even more excited about the appreciation prospects of our existing portfolio of holdings. On a fundamentals level, we would argue that little has changed – despite the price moves – and that in many cases fundamentals have actually improved. We continue to have very high conviction in the prospects for the businesses in our portfolio and continue to add to these positions as price volatility provides opportunity for us to do so. Put simply, while the “storm clouds” are gathering on the macro horizon, we continue to see many rays of light in our holdings.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later after the close of the Fund’s Fiscal Year.

Sincerely,

Amit Wadhwaney

Portfolio Manager

©	2018 Moerus Capital Management, LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figure reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

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Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-844-MOERUS1 or by visiting www.moerusfunds.com. The prospectus should be read carefully before investing. The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

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Fund Performance - (Unaudited)
May 31, 2018

Moerus Worldwide Value Fund

The Fund’s performance figures* for the periods ended May 31, 2018, compared to its benchmark:

			Since Inception** -
Fund/Index	Six-Months	One Year	May 31, 2018
Moerus Worldwide Value Fund - Class N	(4.94)%	(0.05)%	10.79%
Moerus Worldwide Value Fund - Institutional Class	(4.83)%	0.22%	11.07%
MSCI AC World Index Net (USD) ***	1.72%	11.84%	14.65%

*	Performance data quoted is historical and net of fees.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,468 consituents, the index covers approximately 85% of the global investable equity opportunity set.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Fund Review - (Unaudited)
May 31, 2018

Moerus Worldwide Value Fund

TOP 10 HOLDINGS BY ASSET CLASS OR INDUSTRY AS OF MAY 31, 2018	% OF NET ASSETS
Investment Companies	12.0%
Oil & Gas Services	7.6%
Real Estate	6.8%
Banks	5.7%
Base Metals	4.6%
Precious Metal Mining	4.5%
Security & Commodity Exchanges	3.9%
Food & Drug Stores	3.5%
Exploration & Production	3.4%
Household Products	3.3%
Other, Cash and Cash Equivalents	44.7%
TOTAL	100.0%

COUNTRIES DIVERSIFICATION OF ASSETS	% OF NET ASSETS
Canada	22.6%
United States	15.3%
Colombia	7.8%
Britain	5.0%
Brazil	4.8%
Bermuda	4.6%
Greece	4.3%
Hong Kong	3.9%
Italy	3.2%
Norway	3.2%
Netherlands	3.2%
Singapore	2.9%
British Virgin Islands	2.9%
Uruguay	2.7%
Japan	2.5%
Panama	2.1%
TOTAL	91.0%
Other Assets Less Liabilities - Net	9.0%
GRAND TOTAL	100.0%

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2018

Shares		Value
	COMMON STOCK - 91.0%
	AGRICULTURAL CHEMICALS - 2.3%
25,154	Nutrien Ltd. *	$1,274,050

	AIRLINES - 2.1%
10,369	Copa Holdings SA	1,148,885

	BANKS - 5.7%
101,038	Mediobanca SpA	951,554
87,000	Shinsei Bank Ltd.	1,377,330
49,900	UniCredit SpA	823,281
		3,152,165
	BASE METALS - 4.6%
154,191	Cameco Corp.	1,593,973
150,841	Lundin Mining Corp.	945,373
		2,539,346
	DIVERSIFIED BANKS - 3.0%
166,331	Standard Chartered PLC	1,670,145

	EXPLORATION & PRODUCTION - 3.4%
568,642	Gran Tierra Energy, Inc. *	1,849,884

	FLOW CONTROL EQUIPMENT - 2.6%
45,798	Colfax Corp. *	1,400,503

	FOOD & DRUG STORES - 3.5%
340,617	Almacenes Exito SA	1,931,889

	HOMEBUILDERS - 0.4%
17,624	Melcor Developments Ltd.	206,646

	HOUSEHOLD PRODUCTS - 3.3%
142,173	HRG Group, Inc. *	1,802,754

	INVESTMENT COMPANIES - 12.0%
24,896	Aker ASA *	1,773,820
617,164	Atlas Mara Ltd. *	1,573,768
67,488	Jefferies Financial Group, Inc.	1,476,637
711,925	The Westaim Corp. *	1,783,654
		6,607,879
	INVESTMENT MANAGEMENT - 1.9%
31,587	Franklin Resources, Inc.	1,060,376

	LIFE INSURANCE - 3.2%
40,967	NN Group NV	1,757,892

	LODGING - 2.1%
80,000	Guoco Group Ltd.	1,166,729

	MINING SERVICES - 1.3%
128,760	Major Drilling Group International, Inc. *	724,598

	OIL & GAS SERVICES - 7.6%
121,701	Enerflex Ltd.	1,376,313
61,558	Pason Systems, Inc.	954,785
64,127	Tidewater, Inc. *	1,857,759
		4,188,857

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
May 31, 2018

Shares		Value
	PRECIOUS METAL MINING - 4.5%
120,248	Lundin Gold, Inc. *	$472,760
205,332	Osisko Mining, Inc. *	367,230
8,807	Royal Gold, Inc.	789,636
39,006	Wheaton Precious Metals Corp. *	852,671
		2,482,297
	PRIVATE EQUITY - 1.3%
548,200	GP Investments Ltd. - BDR *	727,194

	REAL ESTATE - 6.8%
716,200	BR Properties SA	1,471,229
581,266	Sino Land Co. Ltd.	1,006,303
824,600	Straits Trading Co. Ltd. *	1,279,334
		3,756,866
	REFINING & MARKETING - 2.6%
331,385	Organizacion Terpel SA	1,432,021

	REINSURANCE - 3.3%
41,228	Aspen Insurance Holdings Ltd.	1,789,295

	REIT - 2.2%
109,844	Grivalia Properties REIC AE *	1,192,455

	RESTAURANTS - 2.7%
197,350	Arcos Dorados Holdings, Inc.	1,460,390

	SECURITY & COMMODITY EXCHANGES - 3.9%
249,237	Bolsa de Valores de Colombia	949,308
204,381	Hellenic Exchanges - Athens Stock Exchange SA	1,183,327
		2,132,635
	TELECOM CARRIERS - 2.1%
97,186	Telefonica Brasil SA - ADR	1,171,091

	TEXTILE & TEXTILE PRODUCTS - 2.0%
1,027,792	Coats Group PLC *	1,105,047

	TRANSPORT SUPPORT SERVICES - 0.6%
1,161,500	Hutchison Port Holdings Trust	319,412

	TOTAL COMMON STOCK (Cost - $49,843,643)	50,051,301

	SHORT-TERM INVESTMENT - 8.7%
	MONEY MARKET FUND - 8.7%
4,773,563	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 1.61% **	4,773,563
	TOTAL SHORT-TERM INVESTMENT (Cost - $4,773,563)

	TOTAL INVESTMENTS - 99.7% (Cost - $54,617,206)	$54,824,864
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	166,697
	NET ASSETS - 100.0%	$54,991,561

ADR	American Depositary Receipt

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

REIC	Real Estate Investment Company

REIT	Real Estate Investment Trust

*	Non-income producing securities.

**	Money Market Fund; rate reflects seven-day effective yield on May 31, 2018.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2018

ASSETS
Investment securities:
Securities at Cost	$54,617,206
Securities at Value	$54,824,864
Foreign cash (cost $61,627)	61,157
Receivable for Fund shares sold	40,970
Dividends and interest receivable	115,249
Prepaid expenses and other assets	14,646
TOTAL ASSETS	55,056,886

LIABILITIES
Fund shares repurchased	7,000
Payable for securities purchased	2,598
Investment advisory fees payable	35,084
Payable to related parties	8,454
Distribution (12b-1) fees payable	252
Trustees fees payable	3,728
Accrued expenses and other liabilities	8,209
TOTAL LIABILITIES	65,325
NET ASSETS	$54,991,561

Net Assets Consist Of:
Paid in capital	$54,694,883
Accumulated undistributed net investment income	219,381
Accumulated net realized loss from investments and currency contracts	(129,720)
Net unrealized appreciation on investments and foreign currency translations	207,017
NET ASSETS	$54,991,561

Net Asset Value Per Share:
Class N Shares:
Net Assets	$1,182,692
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	97,434
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$12.14

Institutional Class Shares:
Net Assets	$53,808,869
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,422,333
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$12.17

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended May 31, 2018

INVESTMENT INCOME
Dividends (net of $24,703 foreign withholding taxes)	$660,996
Interest	28,618
TOTAL INVESTMENT INCOME	689,614

EXPENSES
Investment advisory fees	245,761
Administrative services fees	40,515
Custodian fees	25,013
Transfer agent fees	19,683
Accounting services fees	17,638
Registration fees	16,920
Compliance officer fees	10,164
Audit and tax fees	8,274
Legal fees	7,996
Trustees’ fees and expenses	6,609
Shareholder reporting expenses	5,558
Distribution (12b-1) fees:
Class N	1,357
Insurance expense	917
Other expenses	2,465
TOTAL EXPENSES	408,870
Fees waived and expenses reimbursed by Adviser	(45,007)
NET EXPENSES	363,863

NET INVESTMENT INCOME	325,751

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments	(110,841)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(2,937,471)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,048,312)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,722,561)

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2018	November 30, 2017
	(Unaudited)
FROM OPERATIONS
Net investment income	$325,751	$126,690
Net realized gain(loss) from investments	(110,841)	210,902
Net change in unrealized appreciation (depreciation) on investments	(2,937,471)	3,005,400
Net increase (decrease) in net assets resulting from operations	(2,722,561)	3,342,992

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(4,643)	—
Institutional Class	(224,214)	—
From net investment income:
Class N	(1,853)	(838)
Institutional Class	(174,666)	(22,764)
Net decrease in net assets from distributions to shareholders	(405,376)	(23,602)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	482,334	1,097,746
Institutional Class	13,509,343	41,038,017
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	6,496	838
Institutional Class	396,534	22,263
Redemption fee proceeds:
Class N	32	7,935
Institutional Class	1,530	155
Payments for shares redeemed:
Class N	(208,885)	(375,220)
Institutional Class	(2,883,735)	(3,037,561)
Net increase in net assets from shares of beneficial interest	11,303,649	38,754,173

TOTAL INCREASE IN NET ASSETS	8,175,712	42,073,563

NET ASSETS
Beginning of Period	46,815,849	4,742,286
End of Period *	$54,991,561	$46,815,849
* Includes accumulated net investment income of:	$219,381	$70,149

SHARE ACTIVITY
Class N:
Shares Sold	37,452	89,601
Shares Reinvested	513	77
Shares Redeemed	(16,312)	(29,895)
Net increase in shares of beneficial interest outstanding	21,653	59,783
Institutional Class:
Shares Sold	1,058,220	3,357,832
Shares Reinvested	31,297	2,046
Shares Redeemed	(221,799)	(236,319)
Net increase in shares of beneficial interest outstanding	867,718	3,123,559

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N

	For the		For the	For the
	Six Months Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,
	2018		2017	2016 *
	(Unaudited)
Net asset value, beginning of period	$12.86		$10.60	$10.00
Activity from investment operations:
Net investment income (1)	0.06		0.02	0.00	(2)
Net realized and unrealized gain (loss) on investments	(0.69)		2.29	0.60
Total from investment operations	(0.63)		2.31	0.60
Paid-in-capital from redemption fees (2)	0.00		0.00	0.00
Less distributions from:
Net investment income	(0.03)		(0.05)	—
Net realized gain (loss)	(0.06)		—	—
Total distributions	(0.09)		(0.05)	—
Net asset value, end of period	$12.14		$12.86	$10.60
Total return (3)	(4.94	)% (4)	21.82%	6.00	% (4)
Net assets, end of period (000s)	$1,183		$974	$170
Ratio of gross expenses to average net assets (5)	1.82	% (6)	2.53%	9.21	% (6)
Ratio of net expenses to average net assets	1.65	% (6)	1.65%	1.65	% (6)
Ratio of net investment income to average net assets	1.00	% (6)	0.17%	0.05	% (6)
Portfolio Turnover Rate	4	% (4)	8%	6	% (4)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Institutional Class

	For the		For the	For the
	Six Months Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,
	2018		2017	2016 *
	(Unaudited)
Net asset value, beginning of period	$12.90		$10.61	$10.00
Activity from investment operations:
Net investment income (loss) (1)	0.08		0.06	(0.00	) (2)
Net realized and unrealized gain (loss) on investments	(0.70)		2.28	0.61
Total from investment operations	(0.62)		2.34	0.61
Paid-in-capital from redemption fees	0.00	(2)	0.00 (2)	—
Less distributions from:
Net investment income	(0.05)		(0.05)	—
Net realized gain (loss)	(0.06)		—	—
Total distributions	(0.11)		(0.05)	—
Net asset value, end of period	$12.17		$12.90	$10.61
Total return (3)	(4.83	)% (4)	22.16%	6.10	% (4)
Net assets, end of period (000s)	$53,809		$45,842	$4,573
Ratio of gross expenses to average net assets (5)	1.57	% (6)	2.03%	10.22	% (6)
Ratio of net expenses to average net assets	1.40	% (6)	1.40%	1.40	% (6)
Ratio of net investment income (loss) to average net assets	1.26	% (6)	0.47%	(0.08	)% (6)
Portfolio Turnover Rate	4	% (4)	8%	6	% (4)

*	Moerus Worldwide Value Fund commenced operations on May 31, 2016.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period. the period.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assumes changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2018

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a non-diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective net asset values as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly,

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2018 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$50,051,301	$—	$—	$50,051,301
Money Market Fund	4,773,563	—	—	4,773,563
Total	$54,824,864	$—	$—	$54,824,864

There were no transfers between any level during the six months ended May 31, 2018.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

The Fund did not hold any Level 2 or Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2016 and 2017 or expected to be taken in the Fund’s November 30, 2018 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the six months ended May 31, 2018, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $12,681,283 and $1,773,487, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the six months ended May 31, 2018, the Fund incurred $245,761 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 1.65% and 1.40% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. During the six months ended May 31, 2018, the Adviser waived fees and reimbursed expenses in the amount of $45,007.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2017 will expire on November 30 of the following years:

	November 30, 2019	November 30, 2020
Moerus Worldwide Value Fund	$139,247	$173,712

Foreside Fund Services, LLC, (the “Distributor”) is the distributor for the shares of the Fund. Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund’s average daily net assets attributable to Class N shares. For the period ended May 31, 2018, the Fund incurred $1,357 in distribution and shareholder servicing fees.

Gemini Fund Services, LLC (“GFS”) – provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2018, Charles Schwab & Co., Inc. held approximately 59.9% of the voting securities of the Moerus Worldwide Value Fund, and therefore, may be deemed to control the Fund.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the six months ended May 31, 2018, Class N assessed $32 and the Institutional Class assessed $1,530 in redemption fees.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At May 31, 2018, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Moerus Worldwide Value Fund	$54,763,533	$3,912,573	$(3,851,242)	$61,331

8.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended November 30, 2017 was as follows:

Fiscal Year Ended
November 30, 2017
Ordinary Income	$23,602
$23,602

There were no distributions for the period ended November 30, 2016.

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficits)
$395,133	$31,321	$2,998,161	$3,424,615

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income, and accumulated net realized gains from security transactions is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized appreciation in the table above includes unrealized foreign currency gains of $750.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2018

The Fund utilized capital loss carry forwards for the year ended November 30, 2017 as follows:

Capital Loss Carry
Forward Utilized
$4,478

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency losses and equalization debits, resulted in reclassification for the year ended November 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$27,937	$(36,796)	$8,859

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

10.	TAX INFORMATION (UNAUDITED)

The Moerus Worldwide Value Fund designates the following for federal income tax purposes for the year ended November 30, 2017:

Foreign Taxes Paid	Foreign Source Income
$25,138	$493,222

Moerus Worldwide Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

Approval of the Investment Advisor Agreement – Moerus Capital Management, LLC

In connection with the Meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”), held on April 27, 2018, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Moerus Capital Management, LLC (the “Adviser”) and the Trust, with respect to the Moerus WorldWide Value Fund (“Fund”). In considering the approval of the Advisory Agreement, the Board received materials at its request specifically relating to the Advisory Agreement.

The Trustees reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the Advisory Agreement. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser related to the proposed renewal of the Advisory Agreement with respect to the Fund, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel that monitor and executes the investment process. The Board discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the Adviser with respect to questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund, and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring the Fund’s compliance with investment limitations, and the hiring of a third-party compliance consultant. The Board then reviewed the capitalization of the Adviser based on financial information provided by and representations made by the Adviser and concluded that Moerus Capital was sufficiently capitalized to meet its obligations to the Fund. The Board further concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties under Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory.

Performance. The Board discussed the Broadridge-Morningstar (“Morningstar”) report and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended December 30, 2017. The Board noted that one- year performance of 19.33% underperformed the benchmark MSCI All County World Index performance of 23.97%, however, the Fund’s performance since inception was 18.99% outperformed the benchmark or 18.80%. After further discussion, the Board concluded that overall, the Fund’s past performance was satisfactory and in-line with its investment objectives and level of risk.

Moerus Worldwide Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2018

Fees and Expenses. The Trustees noted that the Adviser’s management fee of 0.95% is in line with the average of fees charged by the funds in the Morningstar peer group. They further noted that the management fee is lower than the 1.03% average fee charged by funds in the advisor selected peer group. The Board discussed the Fund’s 1.40% net expense ratio, which was higher than both the Adviser-selected peer group and Morningstar category averages of 1.23% and 1.28%, respectively, but well below the peer group high of 1.65% and the Morningstar category high of 2.05%. Given these considerations, the Trustees concluded that the advisory fee is reasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth, concluding that it had not yet achieved meaningful economies that would necessitate the establishment of breakpoints. They noted that the Adviser indicated its willingness to discuss breakpoints with the Board as the Adviser’s asset size grows

Profitability. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund and acknowledged that the Adviser’s was managing the Fund at a loss but as a firm they were nearing the breakeven point. The Board concluded, therefore, that the Adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board determined that the renewal of the advisory agreement is in the best interests of the Fund and its shareholders.

Moerus Worldwide Value Fund
EXPENSE EXAMPLE (Unaudited)
May 31, 2018

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Annualized	Expenses Paid
	Account Value	Value	Expense	During Period
	12/1/17	5/31/18	Ratio	12/1/17-5/31/18
Actual*
Class N	$1,000.00	$950.60	1.65%	$8.02
Institutional Class	$1,000.00	$951.70	1.40%	$6.81
Hypothetical*
(5% return before expenses)
Class N	$1,000.00	$1,016.70	1.65%	$8.30
Institutional Class	$1,000.00	$1,017.95	1.40%	$7.04

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182), divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-663-7871.

ADVISER
Moerus Capital Management, LLC
307 West 38th Street, Suite 2003
New York, NY 10018

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 8/6/18

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 8/6/18